                                                                   EXHIBIT 10.03

                        CAMPBELL ALTERNATIVE ASSET TRUST
                                ESCROW AGREEMENT


     This Escrow Agreement is made and entered into as of January 2, 2001 by and among Mercantile-Safe Deposit & Trust Company, a Maryland bank & trust company, as escrow agent (the "Escrow Agent"), Campbell Alternative Asset Trust, a Delaware business trust (the "Trust") and Campbell & Company, Inc., a Maryland corporation, the managing owner of the Trust ("Campbell" or the "Managing Owner").


     Commencing upon the execution of this Agreement, the Escrow Agent shall act as escrow agent and agrees to receive, hold, deal with and disburse the proceeds from the sale of Units (the "Proceeds") and any other property at any time held by the Escrow Agent hereunder in accordance with this Agreement.

     All Proceeds of subscriptions for Units of the Trust shall be deposited in an escrow account established by the Escrow Agent on behalf of the Trust. All Proceeds shall be denominated in dollars and deposited in the escrow account by check or wire transfer, duly made out to Campbell Alternative Asset Trust, Escrow Account." The Escrow Agent shall promptly notify Campbell of any discrepancy between the amounts set forth on any statement delivered by Campbell or the Selling Agents and the sum or sums delivered therewith to the Escrow Agent. In the event that any checks or other instruments deposited in the escrow account prove uncollectible, the Escrow Agent shall promptly notify Campbell and the appropriate Selling Agent and forward such checks or other instruments to the appropriate Selling Agent.

     Campbell shall deliver to all prospective subscribers interim receipts for the amount of the Proceeds deposited in this escrow account, reciting the substance of this Agreement.

     The Escrow Agent, is hereby directed to hold, deal with and dispose of the aforesaid property and any other property at any time held by the Escrow Agent hereunder in the following manner subject, however, to the terms and conditions hereinafter set forth.


     1. If acceptable subscriptions (as determined by the Managing Owner in its discretion) of at least 8,000 Units (constituting cleared funds in the aggregate value of at least $8,000,000) have been received at any time prior to 270 days from the beginning of the offering period for the Units (as described in the Trust's Prospectus, as contained in the Trust's Registration Statement on Form S-1 (Registration No. 333-37548) (the "Prospectus")) as evidenced by (i) written instructions by the Managing Owner, (ii) an affidavit of the Managing Owner and (iii) possession in the escrow account of at least $8,000,000 in collected funds in payment of such subscriptions, all sums accumulated in this escrow account shall be paid over pursuant to the Managing Owner's written request. Such affidavit shall set forth the day for such payment (the "Closing Date"), which shall not be more than ten business days after the close of the initial offering period for the Units.


        The offering will continue after the Closing Date. Subscriptions will be deposited in the escrow account until each month-end at which time the sums accumulated in this escrow account shall be paid over pursuant to the Managing Owner's written request setting forth the date for such payment.

     2. If acceptable subscriptions (as determined by the Managing Owner in its discretion) of at least 8,000 Units have not been received prior to 270 days from the beginning of the offering period, as evidenced by an affidavit of the Managing Owner as described above, remittance of all funds accumulated in this escrow account shall be made within two business days of the termination of the initial offering period, by the Escrow Agent directly to the persons on whose behalf such funds were deposited, pursuant to the written direction of the Managing Owner, and without deductions of any kind or character.

     3. For the purposes of Paragraphs 1 and 2 above, (i) the offering period for the Units shall be deemed to begin on the date that appears on the cover page of the Prospectus and (ii) in computing the aggregate number of Unit subscriptions, the Managing Owner shall not include the initial unit holder's investment for the purpose of permitting the formation of the Trust.

     4. Prior to the delivery, if any, of the escrowed funds to the Trust upon sale of the Units, as described above, the Trust shall have no title to nor interest in the funds on deposit, and such funds shall under no circumstances be subject to the liabilities or indebtedness of the Trust.

     5. The Escrow Agent shall cause all funds deposited with the Escrow Agent pursuant to this Agreement to be maintained and invested as the Managing Owner may from time to time direct in bank (including Mercantile-Safe Deposit & Trust Company) certificates of deposit, savings or money market accounts, short-term securities issued or guaranteed by the United States Government in compliance with the Rule 15c2-4 under the Securities Exchange Act of 1934 (the "Exchange Act"), as elaborated upon by the Securities and Exchange Commission in the National Association of Securities Dealers, Inc. Notice to Members 84-7, so that such funds can be readily liquidated so that 100% of the funds so deposited can be returned to the person entitled thereto under the circumstances described above or below. If the deposit into the escrow account is made by Federal Funds wire transfer, the Escrow Agent shall invest the funds deposited on the same day as deposited, provided that such deposit is received by 10 a.m. New York City Time. If the deposit into the escrow account is made by Federal Funds wire transfer and received by the Escrow Agent after 10:00 a.m. New York City Time, the Escrow Agent shall invest the funds deposited on the next business day. If the deposit into the escrow account is made by clearinghouse or certified check, the Escrow Agent shall invest the funds deposited on the next business day following the receipt of the check. The Escrow Agent will incur no liability for any loss suffered so long as the Escrow Agent follows such direction, subject to the standard of liability set forth below. Whether or not subscriptions are accepted and Units are sold, or subscriptions are returned and no Units are sold, the Managing Owner shall pay the Escrow Agent fees as set forth in Schedule I hereto for the Escrow Agent's services as Escrow Agent on the Closing Date, if there is one, or if there is no Closing Date, within two business days of the termination of the offering period. The Escrow Agent agrees that it shall have no right against the Trust with respect thereto.

     6. Interest earned on funds attributable to accepted subscriptions while held in the escrow account shall be allocated to the Trust and not to any individual subscriber.

     7. At any time prior to the initial Closing Date, if any, and subsequent Closing Dates, the Managing Owner is authorized to notify the Escrow Agent that a subscription agreement of a subscriber has not been accepted by the Managing Owner and to direct the Escrow Agent to return any funds held in this escrow account for the benefit of such subscriber directly to such subscriber. If subscription funds (and interest earned thereon, if any) shall be returned to subscribers, due to rejection of subscriptions or the non-occurrence of the initial Closing Date, the Escrow Agent shall do so to the same source from which (i.e., a subscriber or an applicable Selling Agent for credit to the account of a subscriber) subscription funds were received.

     All documents, including any instrument necessary for the negotiation or other transfer of escrow assets deposited simultaneously with the execution of this Agreement are approved by the parties thereto, other than the Escrow Agent. The Escrow Agent shall not be obliged to inquire as to the form, manner of execution or validity of these documents or any document hereafter deposited or delivered to the Escrow Agent pursuant to the provisions hereof, and the Escrow Agent shall be entitled to rely on each document received and believed by it to be genuine, nor shall the Escrow Agent be obliged to inquire as to the identity, authority or rights of the persons executing the same.

     The Escrow Agent shall be liable under this Agreement only for its failure to exercise due care in the performance of its duties expressly set forth herein.

     Campbell agrees to pay to the Escrow Agent, promptly upon demand, the Escrow Agent's reasonable expenses, judgments, attorney's fees and other liabilities which the Escrow Agent may incur or sustain by reason of this Agreement.

     In the case of conflicting demands upon the Escrow Agent, the Escrow Agent may withhold performance of this Agreement until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

     Any notice which the Escrow Agent is required or desires to give hereunder to any of the undersigned shall be in writing and may be given by mailing the same to the address of the undersigned (or to such other address as said undersigned may have theretofore substituted therefore by written notification to the Escrow Agent), by registered or first class mail, postage prepaid. For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the undersigned to whom it was mailed at the time it is deposited in the United States mail by the Escrow Agent whether or not such undersigned thereafter actually received such notice. Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent's trust department. Whenever under the terms hereof the time for giving a notice of performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

     The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement and the Escrow Agent shall not be subject to, or obligated to recognize, any other agreement between or direction or instruction of, any or all of the parties hereto even though reference thereto may be made herein; provided, however, with the Escrow Agent's written consent, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all of the then parties in interest.

     If any property subject hereto is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order or in case an order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any of such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     This Agreement shall be construed, enforced and administered in accordance with the laws of the State of Delaware.

     The Managing Owner may remove the Escrow Agent at any time (with or without cause) by giving at least 15 days written notice thereof. Within 10 days after giving such notice, the Managing Owner shall appoint a successor escrow agent at which time the Escrow Agent shall either distribute the funds held in the escrow account, its fees, costs and expenses or other obligations owed to the Escrow Agent having been paid by Campbell, as directed by the instructions of the Managing Owner or hold such funds, pending distribution, until all such fees, costs and expenses or other obligations are paid by Campbell. If a successor escrow agent has not been appointed or has not accepted such appointment by the end of the 10-day period, the Escrow Agent may appeal to a court of competent jurisdiction for the appointment of a successor escrow agent, or for other appropriate relief and the costs, expenses and reasonable attorneys fees which the Escrow Agent incurs in connection with such a proceeding shall be paid by the Trust.

     The Escrow Agent may resign by giving five days' written notice by registered or first class mail sent to the undersigned at their respective addresses herein set forth; and thereafter, subject to the provisions of the third preceding paragraph hereof, shall deliver all remaining deposits in said escrow account upon the written and signed order of the Managing Owner. If no such notice is received by the Escrow Agent within thirty days after mailing such notice, the Escrow Agent is unconditionally and irrevocably authorized and empowered to send any and all Proceeds deposited hereunder by registered mail to the respective subscribers thereof, or at its sole option to deliver such deposited items to the respective depositors. If the Escrow Agent resigns, reasonable fees and expenses of the Escrow Agent shall be paid by Campbell.

     In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on
Schedule II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties acknowledge that such security procedure is commercially reasonable.

     Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part without the prior consent of the other parties.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Dated at Baltimore, Maryland as of January 2, 2001


                        PARTIES TO THE ESCROW AGREEMENT


MERCANTILE-SAFE DEPOSIT &                              CAMPBELL ALTERNATIVE ASSET TRUST
TRUST COMPANY

                                                       By: CAMPBELL & COMPANY, INC.

                            By: /s/ ROBERT C. BARCLAY                               By: /s/ THERESA D. BECKS
    -------------------------------------------------      -------------------------------------------------

                        Attest: /s/ STEPHEN D. PALMER                             Attest: /s/ LAUREN MASTERS
       ----------------------------------------------         ----------------------------------------------

                                                       CAMPBELL & COMPANY, INC.

                                                                                    By: /s/ THERESA D. BECKS
                                                           -------------------------------------------------

                                                                                  Attest: /s/ LAUREN MASTERS
                                                              ----------------------------------------------

                                   SCHEDULE I

     Mercantile-Safe Deposit & Trust agrees to act as Escrow Agent for Campbell Alternative Asset Trust for an annual fee of $1,500.00 including any fees on the M.S.D. & T. Money Market Fund as outlined in the prospectus for that Fund. The fee is subject to an annual review.

                                  SCHEDULE II

     The escrow Agent is authorized to seek confirmation of instructions by telephone call-back to the following persons:

        Charlene Heaberlin -- Fund Administration Manager
        Jackie Bonjean -- Fund Administration Assistant
        Terri Becks -- Chief Financial Officer